UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: May 1, 2008

(Date of earliest event reported)

KODIAK OIL & GAS CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32920

Yukon Territory	N/A
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1625 Broadway, Suite 250

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(303) 592-8075
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2008, Kodiak Oil & Gas Corp. (the “Company”) announced the appointment of Keith Doss to serve as the Company’s Chief Financial Officer, effective May 27, 2008.

Before joining Kodiak, Mr. Doss, age 48, served as the controller of Gasco Energy, Inc., an independent oil and gas company focused on development of large natural gas deposits in the Rocky Mountains, from April of 2007 until his appointment as an officer of Kodiak.  From January of 2006 to April of 2007, Mr. Doss was manager of revenue accounting at Western Gas Resources, Inc., an independent natural gas explorer, producer, gatherer, processor, transporter and energy marketer.  From June of 2003 to December of 2005, Mr. Doss served as the controller for the Southern Ute Indian Tribe’s business group, The Growth Fund.  Additionally, from January of 2005 to December of 2005, Mr. Doss served as the director of gas marketing for Red Cedar Gathering Company, a natural gas gathering and treatment system owned in a joint venture by the Southern Ute Indian Tribe and Kinder Morgan Inc.  Mr. Doss is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 401(d) or Item 404(a) of Regulation S-K.

As compensation for his services as Chief Financial Officer, Mr. Doss will (1) receive a base salary of $145,000, (2) be eligible for a discretionary cash bonus determined by the Compensation and Nominating Committee of the Board of Directors, (3) be granted 24,000 restricted shares of the Company’s common stock having a grant date of May 27, 2008, of which 8,000 shares shall vest on each of the first, second and third anniversary dates of the grant date, and (4) be granted stock options to purchase 180,000 shares of the Company’s common stock having a grant date of May 27, 2008, of which 60,000 shares shall vest on each of the first, second and third anniversary dates of the grant date.  The exercise price of the stock options shall equal the closing sales price of the Company’s Common Stock as of the grant date as reported by the American Stock Exchange.  The stock options and restricted stock granted to Mr. Doss shall be subject to the terms and conditions of the Company’s 2007 Stock Incentive Plan and shall be subject to grant agreements between the Company and Mr. Doss, the forms of which were previously filed by the Company on its Registration Statement on Form S-8 filed on July 26, 2007.  Doss will be entitled to participate in all equity-based compensation plans offered by the Company and as determined by the Board of Directors.

A press release, dated May 1, 2008, announcing Mr. Doss’s appointment as Chief Financial Officer, is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release of Kodiak Oil & Gas Corp. dated May 1, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KODIAK OIL & GAS CORP.

By:	/s/ James P. Henderson
James P. Henderson
Chief Financial Officer

Date: May 7, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Kodiak Oil & Gas Corp. dated May 1, 2008.